Exhibit 10.10

Lease Agreement

Lessor: Forasen Group (Party A)

Address: No. 888 Tianning Street, Lishui, Zhejiang

Business License No: 331100000015403

Tel: 0578-2612888

Leasee: Zhejiang Forest Food Co., Ltd (Party B)

Address: No. 307-3 Tianning Industrial Zone, Lishui, Zhejiang

Business License No: 331100749816327

Tel: 0578-2263370

Article 1. Property

1.1	Location: No. 307 Tianning Industrial Zone, Lishui, Zhejiang; Fl 1, Fl -1, No. 888 Tianning Street, Lishui, Zhejiang ;

1.2	Land acreage: 4705.57 square meters ;

1.3	Building acreage: 3736.38 square meters;

Article 2. Term and Payment

2.1	Lease term 10 years.

2.2	Monthly payment RMB 22,400.

Article 3. Function

3.1	The function of leased property is processing, producing and storing edible fungi.

3.2	Party B will manage this property.

Article 4. Fire safety

4.1	Party B should cooperate with Party A on fire prevention as required by law. Otherwise, any loss caused by fire should be borne by Party B.

4.2	Party B should equip extinguisher in the building rented.

4.3	Any temporary maintenance action related to fire (including electro welding, etc.) should be approved by fire department.

4.4	Party B should take full responsibility for fire safety. Party A has right to check fire safety facilities with written consent of Party B.

Article 5. Exceptions

5.1	If any law related to leasing changes and causes Party A’s failure to perform this agreement, both parties can negotiate.

5.2	If any failure to perform this agreement caused by force majeure occurs, the Party suffered from such force majeure should not take responsibility.

Article 6. Termination

If this agreement terminates in advance or expires with no renewal, Party B should leave the leased property. If Party B reject to leave, Party B should pay double payments to Party A, while Party A has right to reject double payment and force Party B to leave.

Article 7. Governing Law

7.1	If any disputes caused by conducting this Agreement arises, both parties of this Agreement shall settle the disputes through friendly negotiation in the first place, or through arbitration if negotiation does not work.

7.2	This agreement is subject to law of PRC.

Article 8. Others

8.1 Any matter not mentioned in this agreement can be negotiated.

8.2 This agreement is prepared in duplicate. Each party holds one copy.

Article 9. Effectiveness

This agreement takes effect immediately after both party sign.

PARTY A Signature: Forasen Group

/s/ corporate chop

PARTY B Signature: Zhejiang Forest Food Co., Ltd

/s/ corporate chop

Signing date: Oct. 20, 2009